ASSETS HELD FOR SALE	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
ASSETS HELD FOR SALE
ASSETS HELD FOR SALE
U.S. Northeast Power Assets
The Company’s planned monetization of its U.S. Northeast power business, for the purposes of permanently financing the Columbia acquisition, includes the sale of Ravenswood, Ironwood, Kibby Wind, Ocean State Power, TC Hydro and the marketing business, TransCanada Power Marketing (TCPM).
On November 1, 2016, the Company entered into agreements to sell all of these assets except TCPM.
The sale of Ravenswood, Ironwood, Kibby Wind and Ocean State Power to a third party for proceeds of approximately
US$2.2 billion is expected to close in the first half of 2017. As a result, a loss of approximately $829 million ($863 million after tax) was recorded in 2016 and was included in (Loss)/gain on assets held for sale/sold in the Consolidated statement of income and included the impact of an estimated $70 million of foreign currency translation gains to be reclassified from AOCI to Net income on close. At December 31, 2016, the related assets and liabilities were classified as held for sale in the Energy segment and were recorded at their fair values less costs to sell based on the proceeds expected on the close of this sale.
The sale of TC Hydro to another third party for proceeds of approximately US$1.1 billion is also expected to close in the first half of 2017, and is expected to result in an estimated gain of $710 million ($440 million after tax) including the impact of an estimated $5 million of foreign currency translation gains. This gain will be recognized upon closing of the sale transaction. At December 31, 2016, the related assets and liabilities were classified as held for sale in the Energy segment.
As of December 31, 2016, TCPM did not meet the criteria to be classified as held for sale.
The following table details the assets and liabilities held for sale at December 31, 2016.

(millions of $)	U.S.	Canadian[1]

Assets held for sale
Accounts receivable	13	18
Inventories	56	75
Other current assets	90	121
Plant, property and equipment	2,229	2,993	[2]
Intangible and other assets	328	440
Foreign currency translation gains	—	70	[3]
Total assets held for sale	2,716	3,717

Liabilities related to assets held for sale
Accounts payable and other	32	43
Other long-term liabilities	32	43
Total liabilities related to assets held for sale	64	86

1	At December 31, 2016 exchange rate of $1.34.

2	Includes $17 million (US$13 million) for a gas plant held for sale in the U.S. Natural Gas Pipelines segment.

3	Foreign currency translation gains related to the investments in Ravenswood, Ironwood, Kibby Wind and Ocean State Power will be reclassified from AOCI to Net Income on close of the sale.
TC Offshore LLC
On March 1, 2016, the Company closed the sale of TC Offshore LLC. This resulted in an additional loss on disposal of $4 million pre-tax which is included in (Loss)/gain on assets held for sale/sold in the Consolidated statement of income.
On December 18, 2015, the Company entered into an agreement to sell TC Offshore LLC to a third party. At December 31, 2015, the related assets and liabilities were classified as held for sale in the U.S. Natural Gas Pipelines segment and were recorded at their fair values less costs to sell. This resulted in a loss of $125 million pre-tax in 2015 which was included in (Loss)/gain on assets held for sale/sold in the Consolidated statement of income. The estimated fair value of these assets was based on the proceeds expected on the close of this sale.